Wachovia
Investor Conference

Loan Portfolio Review and Wachovia's Credit Process

Don Truslow, Chief Risk Officer

March 28, 2001

WACHOVIA

Forward Looking Statement

"These presentation materials and discussion contain forward-looking statements regarding Wachovia Corporation ("Wachovia"), including, without limitation, statements relating to Wachovia's expectations with respect to revenue, credit losses, levels of nonperforming assets, expenses, earnings and other measures of financial performance. Words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the expectations expressed in such forward-looking statements: (1) business increases, productivity gains and other investments are lower than expected or do not occur as quickly as anticipated; (2) competitive pressures among financial services companies increase significantly; (3) the strength of the United States economy in general and/or the strength of the local economies of the states in which Wachovia conducts operations changes; (4) trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, change; (5) inflation, interest rates and/or market conditions fluctuate; (6) conditions in the stock market, the public debt market and other capital markets deteriorate; (7) Wachovia fails to develop competitive new products and services and/or new and existing customers do not accept these products and services; (8) financial services laws and regulations change; (9) technology changes and Wachovia fails to adapt to those changes; (10) consumer spending and saving habits change; (11) unanticipated regulatory or judicial proceedings occur; and (12) Wachovia is unsuccessful at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements may also be included in reports that Wachovia files with the Securities and Exchange Commission.

Wachovia cautions that the foregoing list of factors is not exclusive and not to place undue reliance on forward-looking statements. Wachovia does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed during this presentation.

WACHOVIA

Agenda

> Credit Risk Overview
- Credit Cycle Impact
- Line of Business Analysis
- Summary

WACHOVIA

Credit is the predominant risk type



Credit
73%
Market
3%
Operating
24%

Allocated Capital as of 12/31/00, excludes Credit Card

WACHOVIA

Most risk resides in the corporate line of business


Asset Wealth Management 9%
Other 6%
Retail Financial Services 10%
Corporate Financial Services 75%

Allocated Capital as of 12/31/00, excludes Credit Card

WACHOVIA

Wachovia's basic risk philosophy has not changed

- Soundness, profitability and growth - all important but in this order of priority
- Maintain a relatively low level of volatility around earnings growth aspiration over time


EPS
TIME

- Maintain financial condition and access to liquidity that are considered superior

WACHOVIA

Time honored principles continue to guide the Risk Management team

Wachovia's Culture

- Early problem identification and resolution are highly encouraged and rewarded

Shared Accountability

- Line Executive has clear primary responsibility for risk
- Strong partnership with Risk Management
- Risk Managers are integral part of line units

Credit underwriting is a disciplined partnership

- Risk Management establishes policies, underwriting framework, and sets risk limits
- Business unit has primary responsibility for underwriting individual transactions
- Risk Management works closely with primary underwriter
- Authority to extend credit based on concurrence between line officer and Risk Management

WACHOVIA

Risk review is also a disciplined partnership

- Risk Management leads portfolio review activities
- Line of business committees thoroughly review decisions
- CEO chairs monthly Senior Management Loan Committee
- Intensive quarterly Watch List process
- Ongoing, active portfolio management

WACHOVIA

The portfolio is diversified by loan type



Asset Wealth Management 7%
Other 1%
Large Corporate 22%
Retail 20%
Business Banking 9%
Asset Based 4%
Residential Mortgages 10%
Middle Market 10%
Commercial Real Estate 17%

Total: $50.5 billion at 12/31/00, excludes Credit Card

WACHOVIA

The loan portfolio is well diversified by industry type

	Loans & Unused Commitments ($ millions)	% of Total Loans & Unused Commitments
Electric Services	1,688	3.1
General Medical & Surgical Hospitals	1,380	2.5
Life Insurance	1,100	2.0
Newspapers: Printing & Publishing	934	1.7
Department Stores	902	1.6
Telephone & Wireless Telecommunication	874	1.6
Eating Places	823	1.5
Grocery Stores	787	1.4
Pharmaceutical Preparations	718	1.3
Paper Mills	666	1.2

4 digit SIC codes as of 12/31/00

WACHOVIA

Nearly 80% of the loan portfolio is secured . . .


Commercial Mortgage 17%
Dealer Financial Services 8%
Equity BankLine 4%
Other 3%
Direct Installment - Secured 4%
Unsecured
Secured
Commercial- Unsecured 18%
Commercial - Secured 29%
Lease Financing 6%
Residential Mortgage 11%

. . . and is diversified by collateral type

Total: $50.5 billion at 12/31/00, excludes Credit Card

WACHOVIA

Agenda

- Credit Risk Overview
- > **Credit Cycle Impact**
- Line of Business Analysis
- Summary

WACHOVIA

The current credit cycle has multiple characteristics

- Concentrated mostly in large corporate loans
- Economic slowdown is posing challenges to companies with excessive financial leverage
- More companies are under-performing relative to expectations and promises
- Misleading financial information, creative accounting, and fraud have hidden deteriorating performance
- Rapid changes in technology have led to obsolescence or operational problems
- Incidences of event risk have increased - e.g. asbestos litigation
- Decreased liquidity/higher volatility in financial markets has fueled problems

WACHOVIA

Impact thus far confined to large corporate portfolio

- Large corporate lending has been a core business since the 1960s
- Mostly with well-established relationships
- Loan positions are not a result of "buying" syndicated loans in the secondary market
- Other loan portfolios are healthy

WACHOVIA

What happened?

- Too heavily concentrated, or exposed, in certain accounts at origination
- Coupled with a rising risk profile in some accounts
- Did we make some mistakes? YES
  - Development of quantitative portfolio management tools lagged
  - Resulted in not moving quickly enough to trim exposure to certain companies as risk increased
- Did we change our fundamental risk philosophy in the last few years? NO

WACHOVIA

We responded decisively . . .

- Took open and aggressive posture relative to credit in June, 2000
- Dedicated significant resources and effort to minimizing problems – good progress underway
- Re-doubled efforts to ensure that potential problems in commercial real estate, other commercial and consumer portfolios are identified and dealt with early
- Investing and adding resources to:
  - Enhance risk systems
  - Expand portfolio management

WACHOVIA

. . . organized a workout team . . .

- 85 distressed and other exit accounts comprising $2.2 billion in exposure
- Staff is comprised of 30 highly seasoned bankers
- Weekly reviews with CRO and head of Corporate Financial Services
- Patterned after what Wachovia did in Latin American cycle (1987) and commercial real estate cycle (early 1990s)

. . . and are actively employing key portfolio management tools and processes

- Portfolio Management Group
  - Part of risk management organization
  - Independent from business unit
  - Economic Capital, RAROC methodologies
  - Business unit credit risk / return monitoring

- Weekly Reviews
  - CRO chairs meetings
  - Monitor changes
  - Discuss and approve portfolio adjustments

Perspective . . . non-performing assets are considerably below those of the last credit cycle



Non-performing Assets to Year-End Loans and Foreclosed Property (%)
2
1
0
1.5
1.25
0.91
0.54
0.67
0.39
0.24
0.25
0.29
0.4
0.45
0.95
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

WACHOVIA

Non-performing loans are primarily in the large corporate account



Regional, BB
5%
Commercial
Real Estate
11%
Global
74%
Other
10%

Total: $500 million as of 12/31/00

WACHOVIA

We have charged off or reserved for roughly 42% of commercial non-performing loans


Net loan balance ($ millions)
Charge-Offs
500
400
300
200
100
0
100
444
128
101
Net Loan Balance
FASB 114 Reserve
Charge-Off
Commercial non-performing loans ≥ $500,000

WACHOVIA

70% of non-performing loans reside in 15 Global Corporate Finance relationships

- Largest 15 Global Corporate Finance non-performing loans total $367 million as of 12/31/00
- Largest non-performing balance was $68 million; 15th largest balance was $1 million
- Top five non-performing loans totaled $224 million and averaged $45 million
- The bottom five of the top 15 totaled $19 million and averaged $4 million

WACHOVIA

Regional Corporate, Business Banking have very few sizable non-performing loans

- Five largest non-performing loans total $18 million
- Largest non-performing loan is $8 million
- Fifth largest non-performing loan is $1 million
- Anticipate no additional loss

WACHOVIA

Non-performing loans in Commercial Real Estate are primarily concentrated in one account

- Largest non-performing loan is a $43 million single bank credit to established corporate customer that ventured into a land development project
- Second largest non-performing loan totals $3 million
- Top five non-performing loans total $50 million

WACHOVIA

Allowance for Loan Losses has appropriately increased for commercial loans



$ millions
545
548
555
823
52
58
94
120
221
39
58
93
130
228
60
54
64
167
210
42
57
95
437
191
1997
1998
1999
2000
Unallocated
Other
Real Estate
Commercial
Credit Card

WACHOVIA

Management of reserve positions is consistent with that of the last credit cycle



$ millions
900
800
700
600
500
400
300
200
100
0
1.9%
1.8%
1.7%
1.6%
1.5%
1.4%
1.3%
1.2%
1.1%
1.0%
823
1.5%
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000
Loan Loss Reserves
Reserve/Loan Ratio

WACHOVIA

The economic outlook remains uncertain

- Credit cycle has not peaked
- Economic conditions slowed materially since November, 2000
- Economic data in the first quarter has been mixed; no clear concensus about the outlook
- Economy will obviously have direct bearing on length and severity of the current credit cycle
- Best case: quick rebound with problem credits peaking in 2Q01 to 3Q01
- Pessimistic case: economy drags lower with resulting impact on commercial real estate, regional corporate, business banking and consumer portfolios

WACHOVIA

Agenda

- Credit Risk Overview
- Credit Cycle Impact
- > Line of Business Analysis
  - > Corporate Financial Services
- Summary

WACHOVIA

CFS portfolio is well diversified by business segment



Commercial Real Estate 28%
Global Corporate Finance 41%
Regional Corporate, Business Banking, Dealer Financial Services 31%

Total: $31.2 billion as of 12/31/00

WACHOVIA

Global Corporate Finance loan portfolio has four main segments


Global Services
16%
Capital Markets
16%
Leveraged Finance
17%
Global
Communications
3%
Financial Institutions
1%
US Corporate Finance
47%

Total: $12.9 billion as of 12/31/00

WACHOVIA

Syndicated loan exposure is primarily with investment grade borrowers



Percentage of rated syndicated loan exposure
3%
2%
1%
5%
5%
17%
9%
18%
7%
20%
4%
3%
1%
3%
0%
0%
0%
0%
0%
1%
AAA
AA+
AA
AA-
A+
A
A-
BBB+
BBB
BBB-
BB+
BB
BB-
B+
B
B-
CCC+
CCC-
CC
C

Note: 71% of syndicated loan exposure is rated. The above distribution of ratings has a weighted average rating of BBB+. Unrated exposures are not reflected in the above chart and have a weighted average proxy rating of BBB+.

WACHOVIA

Regional Corporate Financial Services has balance among business segments


Regional
Corporate
35%
Dealer Financial
Services
18%
Business Banking
47%

Total: $9.5 billion as of 12/31/00

WACHOVIA

Regional Corporate Financial Services is a sound core business

- Customers are almost all based in the southeast, primarily in home-state markets
- Number of customers exceeds 20,000
- Lenders and risk managers are located in the markets
- Problem accounts have been minimal thus far
- Extensive work has been undertaken to identify and shore-up potential problems

WACHOVIA

Commercial Real Estate portfolio is well diversified by product type


Hotel/Motel
11%
Office/Warehouse
10%
Other
7%
Land Acquisition &
Development
8%
Residential/
Condos
7%
Apartments
18%
Office Building
20%
Retail
19%

Total: $8.8 billion as of 12/31/00

WACHOVIA

Commercial Real Estate has a consistent underwriting approach

- Nearly all properties are located in the southeast
- Tight underwriting standards reflect secondary market criteria
- Lenders and Risk Managers are specialists, located in the markets
- Strong centralized oversight and thorough in-house market research

WACHOVIA

Commercial Real Estate risk management strategies complement future growth

- Increase distribution
  - Private placements
  - Conduit
  - Expansion of Syndication capabilities
  - Centralize underwriting on smaller transactions

WACHOVIA

Agenda

- Credit Risk Overview
- Credit Cycle Impact
- > Line of Business Analysis
  - > Retail Financial Services
- Summary

WACHOVIA

Retail Financial Services portfolio has balance among business segments



Dealer Financial Services 28%
Consumer Mainstream 28%
CCSU 5%
Atlantic Savings Bank 3%
Other 1%
Residential Mortgage 35%

Total: $15.3 billion as of 12/31/00, excludes Credit Card

WACHOVIA

RFS portfolio remains sound

Past Due Loans and Charge-Offs

	1999	2000
Residential Mortgage		
– 30 Day Past Dues	2.70%	2.40%
– Net Charge-Offs	0.02%	0.02%
Indirect Loans		
– 30 Day Past Dues	1.33%	1.69%
– Net Charge-Offs	0.43%	0.50%
Other Retail		
– 30 Day Past Dues	1.12%	1.54%
– Net Charge-Offs	0.31%	0.24%

Note: excludes Credit Card

WACHOVIA

Agenda

- Credit Risk Overview
- Credit Cycle Impact
- Line of Business Analysis

> **Summary**

WACHOVIA

Summary

- Announced last June that we believed credit cycle had begun
- We have not been immune; in fact, we may have been hit harder early on than in the past given our significant large corporate banking business
- We have taken a posture of openly discussing issues
- We quickly identified and contained problems
- Appropriate resources have been dedicated to rapidly working down problems

WACHOVIA

Summary (continued)

- While susceptible to worsening economic conditions, we believe that we are well positioned to put current problems behind us in 2001
- We will emerge from this cycle with even stronger risk management processes
- Overall, loan portfolio is sound
- Credit risk management is still a strong Wachovia competency

WACHOVIA

WACHOVIA